Exhibit 10.14

PHOENIX TREE HOLDINGS LIMITED

SHARE RESTRICTION AGREEMENT

This Share Restriction Agreement (the “Agreement”) is made on October 28, 2019 by and among PHOENIX TREE HOLDINGS LIMITED, an exempted company duly incorporated and validly existing under the Laws of the Cayman Islands (the “Company”), the holding companies set forth in Exhibit A hereto (each, a “Management Holding Company” and collectively, the “Management Holding Companies”), Gao Jing (高靖), Cui Yan (崔岩) (each a “Founder” and collectively the “Founders”), and the entities set forth in Exhibit B hereto (each an “Investor” and collectively the “Investors”).

RECITALS

A.                                    Management Holding Companies are the holders of certain number of Ordinary Shares of the Company listed on Exhibit A attached hereto, with par value US$0.00002 per share (the “Shares”).

B.                                    On October 18, 2019, the Company, Management Holding Companies, Founders and certain other parties entered into a Share Restriction Agreement (the “Prior Agreement”).

C.                                    On October 25, 2019, the Company, the Management Holding Companies, the Founders and certain other parties thereto entered into a Securities Subscription Agreement (the “Subscription Agreement”) whereby the Company agreed to sell to certain purchaser certain amount of Preferred Shares of the Company with par value US$0.00002 per share.

D.                                    On October 28, 2019, the Company, certain Subsidiaries and Affiliates of the Company, the Founders, the Management Holding Companies, the Investors and certain other parties thereto entered into an Eighth Amended and Restated Shareholders Agreement (the “Shareholders’ Agreement”).

E.                                     Each of the Founders has entered into employment agreement (as amended, modified, supplemented or restated from time to time, the “Employment Agreement”) with the Company or other Group Company (as defined in the Subscription Agreement).

F.                                      In connection with the consummation of the transactions contemplated by the Subscription Agreement, the parties hereto desire to enter into this Agreement, to replace the Prior Agreement.

SIGNATURE PAGE TO SHARE RESTRICTION AGREEMENT

NOW, THEREFORE, in consideration of the premises set forth above, the mutual promises and covenants set forth herein and other good and valuable consideration, the parties agree as follows:

1.              Definitions.  Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Subscription Agreement. The following terms shall have the meanings ascribed to them below:

“Shares” means the Shares and all securities received in replacement of or in connection with the Shares pursuant to share dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Management Holding Companies are entitled by reason of Management Holding Companies’ ownership of the Shares.

“Restricted Shares” means 246,000,000 Shares beneficially held by Gao Jing (高靖) through YIHAN HOLDINGS LIMITED, and 35,290,000 Shares beneficially held by Cui Yan (崔岩) through SHENGDUO HOLDINGS LIMITED, subject to restrictions as provided herein and all securities received in replacement of or in connection with the Restricted Shares pursuant to share dividends or splits, all securities received in replacement of the Restricted Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Management Holding Companies are entitled by reason of Management Holding Companies’ ownership of the Restricted Shares.

“Preferred Majority” means the holders of at least two thirds (2/3) of the voting power of the then outstanding Preferred Shares (voting as one separate class on an as converted basis).

“Termination Date” means the date of termination of a Founder’s employment relationship with the Group Companies under his Employment Agreement as provided under Section 2.2 below.

2.              Repurchase Rights; Restrictions on Transfer

2.1                               Restricted Shares and Vesting Schedule.

(a)                                 Exhibit A attached hereto sets forth a list of the Founders as well as the number of Restricted Shares beneficially held by each of the Founders through the respective Management Holding Company that are subject to the Repurchase Rights (as defined herein).

(b)                                 Vesting Schedule.  One hundred percent (100%) of the Restricted Shares set forth on Exhibit A shall initially be subject to the Repurchase Rights.  Twenty-five percent (25%) of the Restricted Shares beneficially held by each of the Founders through the respective Management Holding Company shall be released from the Repurchase Rights at the first anniversary of the date of November 24, 2015 (the “Commencement Date”), and the remaining seventy-five percent (75%) of the Restricted Shares beneficially held by each of the Founders through the respective Management Holding Company shall be released from the Repurchase Rights in equal and continuous monthly installments over the period of the next thirty-six (36) months following the first anniversary of the Commencement Date; provided, further, that the Founders remain full-time employees of any Group Company pursuant to the Employment Agreement as of the date of such vesting.

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The Restricted Shares so vested and released from the Repurchase Rights are hereinafter referred to as “Vested Shares” and the Restricted Shares that have not yet been vested and released from the Repurchase Rights are hereinafter referred to as “Unvested Shares”, and the date that the Restricted Shares are fully vested is hereinafter referred to as a “Full Release Date”.

2.2                               Company’s Repurchase Option

(a)                                 Repurchase Option Upon Termination For Cause or Unilateral Termination by the Founder

At any time prior to the Full Release Date, if a Founder’s employment relationship with the Group Companies under the Employment Agreement terminates (such Founder, the “Leaving Founder”) upon (x) the unilateral termination by such Leaving Founder of his employment with any Group Company, or (y) the termination by any Group Company of such Leaving Founder’s employment for Cause (such event being referred to herein as “Trigger Events” and each a “Trigger Event”) (and regardless of whether or not the Leaving Founder is then serving as a director of the board of any Group Company), the Company shall upon the Termination Date have an irrevocable option (the “Repurchase Option”) to repurchase all or any portion of the Unvested Shares of such Leaving Founder as provided in Exhibit A that are held by his Management Holding Company as of the Termination Date at a purchase price of US$1.00.

For the purpose of this Section 2.2(a), “Cause” means any one of the following grounds: (i) dishonesty on the part of the Founder which materially and adversely affects any Group Company; (ii) repeated drunkenness, use of illegal substance or other misconduct which materially and adversely interferes with the performance of the Founder’s obligations and duties of service or Employment Agreement; (iii) the Founder’s conviction for a felony, or any crime involving fraud, misrepresentation or moral turpitude; (iv) repeated gross negligence or any intentional misconduct of the Founder, of the business and affairs of the Company or any Subsidiary or Affiliate (including without limitation the PRC Companies) directly managed by the Founder which directly results in a material loss to the Group Companies; or (v) material violation of any terms of the Employment Agreement, consulting agreement, proprietary information agreement, intellectual property assignment agreement or non-competition agreement entered by and between any Founder, and any Group Company or any of its Subsidiaries or Affiliates.  Any determination by the Company that the Founder’s employment was terminated with or without Cause for the purposes of this Agreement will have no effect upon any determination of the rights or obligations of the Company or such Founder for any other purpose.

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(b)                                 Repurchase Option Upon Termination Without Cause.

At any time prior to the Full Release Date, if a Leaving Founder’s employment relationship with the Group Companies under the Employment Agreement terminates upon (x) mutual agreement between such Leaving Founder and the Company (with the prior written consent of the Preferred Majority), or (y) disability of a Leaving Founder resulting in such Leaving Founder’s failure to continue to perform his obligations or duties in full as an employee or officer of the applicable Group Company, or (z) death of the Leaving Founder, then:

(i)                                       the Company shall have the Repurchase Option to repurchase from the Leaving Founder and/or his Management Holding Company, all of the Unvested Shares, at a repurchase price of the Fair Market Value for each Unvested Share.  For the purpose of this Agreement, “Fair Market Value” means the value of Ordinary Shares determined as follow: (x) if the Ordinary Shares are traded on a securities exchange, the value shall be deemed to be the average of the security’s closing prices on such exchange over the thirty (30) day period ending one (1) day prior to the distribution, as reported in The Wall Street Journal or such other source as the Company deems reliable; (y) if the Ordinary Shares are traded over-the-counter, the value shall be deemed to be the average of the closing bid prices over the thirty (30) day period ending three (3) days prior to the distribution as reported in The Wall Street Journal or such other source as the Company deems reliable; and (z) in the absence of an established market for the Ordinary Shares of the type described in (x) and (y), above, the Fair Market Value thereof shall be determined by the Board of the Company (including the Majority Investor Directors as defined in the Shareholders Agreement) in good faith.

(ii)                                    all of the Vested Shares shall be free of any repurchase right of the Company unless otherwise agreed upon by the Company and the Leaving Founder, provided however, that the Leaving Founder and his Management Holding Company shall appoint the Company or any person designated by the Company as its attorney-in-fact in respect of all voting rights and powers of the Vested Shares.  In furtherance of the foregoing, by entering into this Agreement, the Founders and the Management Holding Companies hereby expressly authorize the Company, and the Company is hereby expressly authorized by the Founders and the Management Holding Companies to take any or all of the following actions on their behalf (without receipt of any further consent from the Founders and the Management Holding Companies) to: (x) vote all of the Vested Shares as the Company deems fit; and/or (y) act as their attorney-in-fact in relation to the Vested Shares and have the full authority to sign and deliver, on behalf of such Founder and/or the Management Holding Companies any document, agreement, consent, waiver, approval, resolution, instrument and the like.

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2.3                               Exercise of Company’s Repurchase Option

(a)                                 The Company’s Repurchase Option with respect to the Unvested Shares to be repurchased by the Company under Sections 2.2(a) and 2.2(b) shall be exercised by the Company’s written notice delivered to the Leaving Founder(s) and their Management Holding Company(ies) within twelve (12) months after the applicable Termination Date (in each case, the “Repurchase Period”).  The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not later than the last day of the Repurchase Period.  Without requiring any further action on the part of either party hereto, the applicable Company’s Repurchase Option shall be deemed to have been automatically enforced as to the Unvested Shares to be repurchased by the last day of the Repurchase Period, unless the Company has declined in writing to enforce the Company’s Repurchase Option (only with the prior written consent of Preferred Majority) prior to the expiry of the Repurchase Period.  On the date on which the repurchase is to be effected, the Company or its permitted assigns shall pay to the Management Holding Company(ies) in cash or cash equivalents (including the cancellation of indebtedness) the applicable repurchase price for such Unvested Shares, and the Company shall update its register of members.  Upon such payment to the Management Holding Company(ies) as provided in the preceding sentence, the Company or its permitted assigns shall become the legal and beneficial owner of the Unvested Shares being repurchased and all rights and interest thereon or related thereto, and the Company shall have the right to transfer to its own name or its permitted assigns the number of Unvested Shares so repurchased, without further action by the Leaving Founder, his Management Holding Company or any other party.

(b)                                 Assignment.  The right of the Company to repurchase any part of the Restricted Shares may not be assigned to any party without prior written consent of the Investors.  Notwithstanding the foregoing, if the Company shall not be able to exercise any Repurchase Option for any reason, the Company shall promptly give notice to the Investors in writing not later than the expiration of the applicable Repurchase Period and the Investors shall thereupon have the right (the “Investor Purchase Right”, together with the Company’s Repurchase Option, collectively, the “Repurchase Rights”) to purchase all or part of the remaining Unvested Shares within sixty (60) days from the earlier of the receipt of the Company’s notice of non-exercise or the expiration of the Repurchase Period in accordance with the provisions of the Section 2.2 (such earlier date, the “Allocation Date”) and on the same terms and for the same price as the Company’s Repurchase Option (which Unvested Shares subject to the Investor Purchase Right shall be allocated pro rata among the Investors based on their shareholding in the Company as of the Allocation Date calculated on an as-converted and fully-diluted basis); provided, however, that the number of Unvested Shares that may be purchased by the Investors under the Investor Purchase Right shall be adjusted so that the resulting fully diluted percentage of the Company’s outstanding share capital (on an as-converted basis) owned by the Management Holding Company(ies) of the Leaving Founder(s) is the same as if the Company had itself fully exercised the Company’s Repurchase Option.  Notwithstanding anything to the contrary herein, if the Company shall not have exercised any Company’s Repurchase Option, or if the notice of non-exercise of such Company’s Repurchase Option by the Company shall not have been received by the Investors within the Repurchase Period for any reason, the Company shall be deemed to have elected not to exercise the Company’s Repurchase Option and the Investors shall have sixty (60) days from the last day of the Repurchase Period to exercise the Investor Purchase Right hereunder.

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(c)                                  In the event that the Investor Purchase Rights or Repurchase Rights are exercised as provided herein, the Company, Leaving Founder(s) and the Management Holding Companies shall use their best efforts to obtain all authorizations, consents, orders and approvals of all Governmental Authorities and officials that may be or become necessary to repurchase the Restricted Shares in compliance with Law and regulations, and the Leaving Founder(s) and his Management Holding Companies will cooperate fully with the Company in promptly seeking to obtain all such authorizations, consents, orders and approvals.

2.4                               Purchase Option of Vested Shares

(a)                                 Subject to Section 2.2 above and upon the approval of the Preferred Majority, in the event of the termination of a Leaving Founder’s Employment Agreement with any Group Company, upon the Termination Date, any remaining Founder who remains a full-time employee of any Group Company pursuant to the Employment Agreement (the “Remaining Founder”) shall have an irrevocable option (the “Founder Purchase Option”) to purchase all or any portion of the Vested Shares of such Leaving Founder as of the Termination Date, at a purchase price per Vesting Share mutually agreed by the Leaving Founder and the Remaining Founder who intends to exercise the Founder Purchase Option (the “Vested Share Purchase Price”).

(b)                                 The Founder Purchase Option shall be exercised by the Remaining Founder through delivering a written notice (the “Founder Purchase Notice”) within ten (10) days after the applicable Termination Date (the “Founder Purchase Option Period”) to the Leaving Founder and the Company and the purchase of the Vested Shares shall be consummated within three (3) months after the applicable Termination Date (in each case, the “Purchase Period”).  The Founder Purchase Notice shall indicate the number of Vested Shares to be purchased and the date on which the purchase is to be effected, such date to be not later than the last day of the Purchase Period.  On the date on which the purchase is to be effected, the Remaining Founder and/or his Management Holding Company shall by himself/itself pay to the Management Holding Company(ies) of the Leaving Founder(s) in cash or cash equivalents (including the cancellation of indebtedness) the Vested Share Purchase Price for such Vested Shares, and the Company shall update its register of members.  Upon such payment to the Management Holding Company(ies) as provided in the preceding sentence, the Remaining Founder or his Management Holding Company shall become the legal and beneficial owner of the Vested Shares being purchased and all rights and interest thereon or related thereto, and the Remaining Founder or his Management Holding Company shall have the right to transfer to its own name or its permitted assigns the number of Vested Shares so purchased in accordance with the Shareholders’ Agreement, without further action by the Leaving Founder(s), his Management Holding Company(ies) or any other party.

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(c)                                  In the event the Remaining Founder fails to deliver the Founder Purchase Notice within the Founder Purchase Option Period or elects not to exercise the Founder Purchase Option or the Remaining Founder and/or his Management Holding Company fails to consummate the purchase of the Vested Shares within the Purchase Period, any Transfer (as defined in the Shareholders’ Agreement) of the Vested Shares by the Leaving Founder shall be subject to and comply with the provisions under the Shareholders’ Agreement.

2.5                               Limitations on Transfer.  In addition to any other limitation on transfer created by applicable securities laws, and the Shareholders’ Agreement, each of the Management Holding Companies shall not assign, encumber or dispose of any interest in the Restricted Shares while the Restricted Shares are subject to the Repurchase Rights.  After any Restricted Shares have been vested and released from the Repurchase Rights, each of the Management Holding Companies shall not assign, encumber or dispose of any interest in such Restricted Shares except in compliance with the provisions herein, the Shareholders’ Agreement and applicable securities laws.  Any attempt to transfer such Restricted Shares in violation of this Section 2.5 shall be null and void and shall be disregarded by the Company.  Each of the Founders and the Management Holding Companies agree not to circumvent or otherwise avoid the transfer restrictions or intent thereof set forth in this Agreement, whether by holding the Restricted Shares of the Company indirectly through another entity (including the Management Holding Companies) or by causing or effecting, directly or indirectly, the transfer or issuance of any Restricted Shares by any such entity (including the Management Holding Companies), or otherwise.  Each of the Founders and the Management Holding Companies furthermore agrees that, so long as the Founders are bound by this Agreement, the transfer, sale or issuance of any securities of the Management Holding Companies without the prior written consent of the Preferred Majority shall be prohibited, and each Founder and each Management Holding Company agrees not to make, cause or permit any transfer, sale or issuance of any securities of the Management Holding Companies without the prior written consent of the Preferred Majority.

2.6                               Restrictions Binding on Transferees.  All transferees of Restricted Shares or any interest therein will hold such Restricted Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Rights.  In the event of any purchase by the Company hereunder where the Restricted Shares or interest are held by a transferee, the transferee shall be obligated, if requested by the Company, to transfer the Restricted Shares or interest to the respective Management Holding Companies for consideration equal to the amount to be paid by the Company hereunder.  In the event the Repurchase Option is deemed exercised by the Company pursuant to Section 2.2 hereof, the Company may deem any transferee to have transferred the Restricted Shares or interest to the respective Management Holding Companies prior to their purchase by the Company, and payment of the purchase price by the Company to such transferee shall be deemed to satisfy the respective Management Holding Companies’ obligations to pay such transferee for such Restricted Shares or interest and also to satisfy the Company’s obligation to pay such Management Holding Company for such Restricted Shares or interest.  Any sale or transfer of the Restricted Shares shall be void unless the provisions of this Agreement are satisfied.

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3.              Escrow of Unvested Shares.

For purposes of facilitating the enforcement of the provisions of this Agreement, the Founders shall, and shall cause his respective Management Holding Company to, immediately upon execution of this Agreement, deliver the certificate(s) for the Restricted Shares, together with an Assignment Separate from Certificate in the form attached hereto as Exhibit C, executed (with date and number of Restricted Shares blank) by the respective Management Holding Company with respect to such share certificate(s), to the Escrow Holder (as defined below) to hold in escrow for so long as such Restricted Shares continue to remain subject to the Repurchase Rights.  Each Founder hereby acknowledges that the appointment of the Escrow Holder as the escrow holder hereunder with the foregoing authorities is a material inducement to the Company to make this Agreement and that such appointment is coupled with an interest and is accordingly irrevocable.  Each Founder agrees that the Escrow Holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless the Escrow Holder is grossly negligent in connection therewith.  Upon the termination of the Repurchase Rights, the Escrow Holder will, without further order or instruction, transmit to each Founder and his respective Management Holding Company the certificates evidencing such Restricted Shares. For the purposes of this Agreement, the “Escrow Holder” means the secretary of the Company, the secretary’s designee or if no secretary exists, the law firm representing the Company.  Notwithstanding the foregoing, each Management Holding Company shall exercise all rights and privileges of a holder of Ordinary Shares of the Company with respect to the Restricted Shares.  Each Management Holding Company shall be deemed to be the holder for purposes of receiving any dividends that may be paid with respect to such Restricted Shares and for the purpose of exercising any voting rights relating to such Restricted Shares, even if some or all of such Restricted Shares have not yet vested and been released from the Repurchase Rights.

4.              Lock-Up Agreement.

4.1                               Lock-Up Period; Agreement.  In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such offering of the Company’s securities, each of the Management Holding Companies agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company, however or whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days or such longer period, not to exceed 30 days after the expiration of the 180 day period, as the underwriter or the Company may request in order to facilitate compliance with NASD Rule 2711) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering.  In addition, upon request of the Company or the underwriters managing a public offering of the Company’s securities (other than the initial public offering), each of the Management Holding Companies agrees to be bound by similar restrictions, and to sign a similar agreement, in connection with no more than one additional registration statement filed within twelve 12 months after the closing date of the initial public offering, provided that the duration of the lock-up period with respect to such additional registration shall not exceed 90 days (or such longer period, not to exceed 30 days after the expiration of the 90 day period, as the underwriter or the Company may request in order to facilitate compliance with NASD Rule 2711) from the effective date of such additional registration statement.  The foregoing provisions of this Section 4.1 shall not apply to any sale of any shares pursuant to an underwriting agreement.  Each of the Management Holding Companies further agrees to execute such agreements as may be reasonably requested by the underwriters in the Company’s initial public offering that are consistent with this Section 4.1 or that are necessary to give further effect thereto.

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4.2                               Transferees Bound.  Each of the Management Holding Companies agrees that it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 4, provided that this Section 4 shall not apply to transfers pursuant to a registration statement or transfers after the 12-month anniversary of the effective date of the Company’s initial registration statement.

5.              Restrictive Legends and Stop-Transfer Orders.

5.1                               Legends.  The certificate or certificates representing the Restricted Shares shall bear the following legends (as well as any legends required by the Shareholders’ Agreement, and any applicable state and federal corporate and securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

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5.2                               Stop-Transfer Notices.  Each of the Management Holding Companies agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

5.3                               Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Restricted Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Restricted Shares or to accord the right to vote or pay dividends to any Management Holding Companies or other transferee to whom such Restricted Shares shall have been so transferred.

6.              Miscellaneous.

6.1                               Governing Law.  This Agreement shall be governed by and construed under the Laws of the Hong Kong, without regard to principles of conflicts of law thereunder.

6.2                               Entire Agreement; Enforcement of Rights.  This Agreement, the Subscription Agreement, the Shareholders’ Agreement and any other Transaction Documents (as defined in the Subscription Agreement), together with all the exhibits and schedules hereto and thereto, constitute and contain the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof (including the Prior Agreement); provided, however, that nothing in this Agreement or related agreements shall be deemed to terminate or supersede the provisions of any confidentiality and nondisclosure agreements executed by the parties hereto prior to the date of this Agreement, all of which agreements shall continue in full force and effect until terminated in accordance with their respective terms.  No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement.  The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

6.3                               Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the parties hereto. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

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6.4                               Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable Law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

6.5                               Construction.  This Agreement is the result of negotiations among and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

6.6                               Notices.  Any notice required or permitted pursuant to this Agreement shall be given in writing and shall be given either personally or by sending it by next-day or second-day courier service, fax, electronic mail or similar means to the address as shown below the signature of such party on the signature page of this Agreement (or at such other address as such party may designate by 15 days’ advance written notice to the other parties to this Agreement given in accordance with this Section).  Where a notice is sent by next-day or second-day courier service, service of the notice shall be deemed to be effected by properly addressing, pre-paying and sending by next-day or second-day service through an internationally-recognized courier a letter containing the notice, with a confirmation of delivery, and to have been effected at the expiration of two days after the letter containing the same is sent as aforesaid. Where a notice is sent by fax or electronic mail, service of the notice shall be deemed to be effected by properly addressing, and sending such notice through a transmitting organization, with a written confirmation of delivery, and to have been effected on the day the same is sent as aforesaid.

6.7                               Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Facsimile and e-mailed copies of signatures shall be deemed to be originals for purposes of the effectiveness of this Agreement.

6.8                               Successors and Assigns.  The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns.  The rights and obligations of any Founders and Management Holding Companies under this Agreement may only be assigned with the prior written consent of the Company and the Investors, provided, however, that the Investors may assign this Agreement or any of its rights and obligations hereunder to one or more Affiliated Funds of the Investors without the consent of the other parties hereto.

6.9                               Dispute Resolution.

(a)                                  Any dispute, controversy or claim arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof, shall first be subject to resolution through consultation of the parties to such dispute, controversy or claim. Such consultation shall begin within seven (7) days after one party hereto has delivered to the other party hereto a written request for such consultation.  If within thirty (30) days following the commencement of such consultation the dispute cannot be resolved, the dispute shall be submitted to arbitration upon the request of either party with notice to the other.

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(b)                                  The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (the “Centre”).  There shall be three arbitrators.  Each of the Company, on the one hand, and all of the Management Holding Companies, on the other hand, shall select one arbitrator within thirty (30) days after giving or receiving the demand for arbitration.  Such arbitrators shall be freely selected, and the parties shall not be limited in their selection to any prescribed list.  If either party does not appoint an arbitrator who has consented to participate within thirty (30) days after selection of the first arbitrator, the relevant appointment shall be made by the Chairman of the Centre.

(c)                                   The arbitration proceedings shall be conducted in English.  The arbitration tribunal shall apply the Arbitration Rules of the Centre in effect at the time of the arbitration.  However, if such rules are in conflict with the provisions of this Section 6.9, including the provisions concerning the appointment of arbitrators, the provisions of this Section 6.9 shall prevail.

(d)                                  The arbitrators shall decide any dispute submitted by the parties to the arbitration strictly in accordance with the substantive Law of Hong Kong and shall not apply any other substantive Law.

(e)                                   Each party hereto shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the other in connection with such arbitration proceedings, subject only to any confidentiality obligations binding on such party.

(f)                                    The award of the arbitration tribunal shall be final and binding upon the disputing parties, and either party may apply to a court of competent jurisdiction for enforcement of such award.

(g)                                   Either party shall be entitled to seek preliminary injunctive relief, if possible, from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

6.10                        Interpretation.  Unless a provision hereof expressly provides otherwise: (i) the term “or” is not exclusive; (ii) words in the singular include the plural, and words in the plural include the singular; (iii) the terms “herein,” “hereof,” and other similar words refer to this Agreement as a whole and not to any particular section, subsection, paragraph, clause, or other subdivision; (iv) the term “including” will be deemed to be followed by “, but not limited to,”; (v) the masculine, feminine, and neuter genders will each be deemed to include the others; (vi) the terms “shall,” “will,” and “agrees” are mandatory, and the term “may” is permissive; (vii) the term “day” means “calendar day”, and (viii) all references to dollars are to currency of the United States of America.

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6.11                        Headings and Titles. Headings and titles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.12                        Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

6.13                        Further Assurances.  The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the intent of this Agreement.

6.14                        Rights Cumulative. Each and all of the various rights, powers and remedies of a party hereto will be considered to be cumulative with and in addition to any other rights, powers and remedies which such party may have at law or in equity in the event of the breach of any of the terms of this Agreement.  The exercise or partial exercise of any right, power or remedy will neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

6.15                        No Waiver.  Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof will not be deemed a waiver of such term, covenant, or condition, nor will any waiver or relinquishment of, or failure to insist upon strict compliance with, any right, power or remedy power hereunder at any one or more times be deemed a waiver or relinquishment of such right, power or remedy at any other time or times.

6.16                        No Presumption. The parties acknowledge that any applicable Law that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived. If any claim is made by a party relating to any conflict, omission or ambiguity in the provisions of this Agreement, no presumption or burden of proof or persuasion will be implied because this Agreement was prepared by or at the request of any party or its counsel.

6.17                        Effective and Termination Date. This Agreement should only take effect and become binding on and enforceable against the parties hereto subject to and upon the Closing (as defined in the Subscription Agreement) and shall terminate and be of no further force or effect immediately upon the consummation of a Qualified IPO (as defined in the Shareholders’ Agreement).

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6.18                        EACH OF THE MANAGEMENT HOLDING COMPANIES ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 2 HEREOF IS EARNED ONLY BY CONTINUING SERVICE OF THE FOUNDERS LISTED ON EXHIBIT A AS FOUNDERS OR CONSULTANTS AT THE WILL OF THE COMPANY.  EACH OF THE MANAGEMENT HOLDING COMPANIES FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT SHALL CONFER UPON ANY FOUNDER ANY RIGHTS WITH RESPECT TO CONTINUATION OF THE FOUNDERS’ EMPLOYMENT OR CONSULTING RELATIONSHIP WITH THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH ANY FOUNDER’S RIGHTS OR THE COMPANY’S RIGHT TO TERMINATE THE FOUNDER’S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

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14

IN WITNESS WHEREOF, the parties have executed this Share Restriction Agreement as of the date first written above.

COMPANY:

PHOENIX TREE HOLDINGS LIMITED

	By:	/s/ Gao Jing
Name: Gao Jing (高靖)
Title: Director

MANAGEMENT HOLDING COMPANIES:

YIHAN HOLDINGS LIMITED

	By:	/s/ Gao Jing
Name: Gao Jing (高靖)
Title: Director

SHENGDUO HOLDINGS LIMITED

	By:	/s/ Cui Yan
Name: Cui Yan (崔岩)
Title: Director

SIGNATURE PAGE TO SHARE RESTRICTION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Share Restriction Agreement as of the date first written above.

FOUNDERS:

/s/ Gao Jing
Gao Jing (高靖)

/s/ Cui Yan
Cui Yan (崔岩)

SIGNATURE PAGE TO SHARE RESTRICTION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Share Restriction Agreement as of the date first written above.

INVESTORS：

Antfin (Hong Kong) Holding Limited

	By:	/s/ Richard Lin
Name:
Title:

SIGNATURE PAGE TO SHARE RESTRICTION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Share Restriction Agreement as of the date first written above.

INVESTORS：

Ducati Investment Limited

	By:	/s/ Richard Ruffer
Name: Richard Ruffer
Title: Director

Juneberry Investment Holdings Limited

	By:	/s/ Richard Ruffer
Name: Richard Ruffer
Title: Director

SIGNATURE PAGE TO SHARE RESTRICTION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Share Restriction Agreement as of the date first written above.

INVESTORS：

INTERNET FUND IV PTE LTD.

	By:	/s/ Venkatagiri Mudeliar
Name: Venkatagiri Mudeliar
Title: Director

SIGNATURE PAGE TO SHARE RESTRICTION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Share Restriction Agreement as of the date first written above.

INVESTORS：

Napa Time Holdings Inc. (纳帕时光控股有限公司)

	By:	/s/ Shen Boyang
Name: Shen Boyang (沈博阳)
Title: Director

SIGNATURE PAGE TO SHARE RESTRICTION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Share Restriction Agreement as of the date first written above.

INVESTORS：

KIT Cube Limited

	By:	/s/ Ching Yee Tsui
Name: Ching Yee Tsui
Title: Director

SIGNATURE PAGE TO SHARE RESTRICTION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Share Restriction Agreement as of the date first written above.

INVESTORS：	SUCCESS GOLDEN GROUP LIMITED

/s/ LIU Erhai
Name: LIU Erhai
Title: Authorized Signatory

Joy Capital Opportunity, L.P.

By: Joy Capital Opportunity GP, L.P., its general partner

By: Joy Capital GP, Ltd., its general partner

/s/ LIU Erhai
Name: LIU Erhai
Title: Authorized Signatory

SIGNATURE PAGE TO SHARE RESTRICTION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Share Restriction Agreement as of the date first written above.

INVESTORS：

Joy Capital I, L.P.

By: Joy Capital I GP, L.P.
its general partner

By: Joy Capital GP, Ltd.
its general partner

By:	/s/ Liu Erhai
Name: Liu Erhai
Title: Authorized Signatory

Joy Capital II, L.P.

By: Joy Capital II GP, L.P.
its general partner

By: Joy Capital GP, Ltd.
its general partner

By:	/s/ Liu Erhai
Name: Liu Erhai
Title: Authorized Signatory

SIGNATURE PAGE TO SHARE RESTRICTION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Share Restriction Agreement as of the date first written above.

INVESTORS:	Ucommune Group Holdings (Hong Kong) Limited（優客工場控股管理(香港)有限公司）

	By:	/s/ Daqing Mao
Name:
Title:

SIGNATURE PAGE TO SHARE RESTRICTION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Share Restriction Agreement as of the date first written above.

INVESTORS:	HUPO HARMONY CAPITAL MANAGEMENT LTD.

	By:	/s/ Leung Ming Shu
Name: Leung Ming Shu
Title: Director

SIGNATURE PAGE TO SHARE RESTRICTION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Share Restriction Agreement as of the date first written above.

INVESTORS：	CMC Downtown Holdings Limited

	By:	/s/ Xian Chen
Name:
Title:

CMC Downtown II Holdings Limited

	By:	/s/ Xian Chen
Name:
Title:

SIGNATURE PAGE TO SHARE RESTRICTION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Share Restriction Agreement as of the date first written above.

INVESTORS：

Banyan Partners Fund III, L.P.

By: Banyan Partners III Ltd., its general partner

By:	/s/ Anthony Wu
Name: Anthony Wu
Title: Authorized Signatory

Banyan Partners Fund III-A, L.P.

By: Banyan Partners III Ltd., its general partner

By:	/s/ Anthony Wu
Name: Anthony Wu
Title: Authorized Signatory

SIGNATURE PAGE TO SHARE RESTRICTION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Share Restriction Agreement as of the date first written above.

INVESTORS：

Vision Plus Capital Fund II, L.P.

By:	/s/ Yongming Wu
Name:
Title:

IN WITNESS WHEREOF, the parties have executed this Share Restriction Agreement as of the date first written above.

INVESTORS：

BAI GmbH

By:	/s/ Thomas Werth /s/ Michael Kronenburg
Name:	ppa. Thomas Werth ppa. Dr. Michael Kronenburg
Title:	Authorized Signatories

IN WITNESS WHEREOF, the parties have executed this Share Restriction Agreement as of the date first written above.

INVESTORS：

G&M Capital Holding Limited

By:	/s/ Li Yuan
Name:	Li Yuan
Title:	Director

IN WITNESS WHEREOF, the parties have executed this Share Restriction Agreement as of the date first written above.

INVESTORS:	Cerulean Brook Limited

	By:	/s/ Ling Zheng
	Name:	Ling Zheng
	Title:	Director

EXHIBIT A

LIST OF FOUNDERS AND MANAGEMENT HOLDING COMPANIES

Founder	Management Holding Company	Restricted Shares
Gao Jing (高靖)	YIHAN HOLDINGS LIMITED	246,000,000
Cui Yan (崔岩)	SHENGDUO HOLDINGS LIMITED	35,290,000
Total		281,290,000

EXHIBIT B

LIST OF INVESTORS

Investor	Preferred Shares
Napa Time Holdings Inc. (纳帕时光控股有限公司)	118,750,000 Series A-1 Preferred Shares
KIT Cube Limited	111,502,621 Series A-2 Preferred Shares and 69,043,337 Series A-3 Preferred Shares
Joy Capital I, L.P.	161,658,273 Series A-3 Preferred Shares
Ucommune Group Holdings (Hong Kong) Limited（優客工場控股管理(香港)有限公司）	2,714,795 Series A-3 Preferred Shares
Luo Shaohu (罗少虎)	16,967,466 Series A-2-I Preferred Shares and 14,504,462 Series A-3 Preferred Shares
HUPO HARMONY CAPITAL MANAGEMENT LTD.	8,144,384Series A-3 Preferred Shares
CMC Downtown Holdings Limited	68,933,668 Series B-1 Preferred Shares, 15,666,743 Series B-2 Preferred Shares and 5,728,199 Series C-2 Preferred Shares
Joy Capital II, L.P.	45,955,779 Series B-1 Preferred Shares, and 22,351,220 Series B-2 Preferred Shares
SUCCESS GOLDEN GROUP LIMITED	27,155,688 Series C-1 Preferred Shares
Joy Capital Opportunity, L.P.	14,780,094 Series C-2 Preferred Share
Banyan Partners Fund III, L.P.	39,062,412 Series B-1 Preferred Shares, 8,877,821 Series B-2 Preferred Shares and 4,868,969 Series C-2 Preferred Shares
Banyan Partners Fund III-A, L.P.	6,893,367 Series B-1 Preferred Shares, 1,566,674 Series B-2 Preferred Shares and 859,230 Series C-2 Preferred Shares

Vision Plus Capital Fund II, L.P.	5,744,472 Series B-1 Preferred Shares and 1,305,562 Series B-2 Preferred Shares
BAI GmbH	4,595,578 Series B-1 Preferred Shares and 1,044,450 Series B-2 Preferred Shares
G&M capital holding limited	1,148,894 Series B-1 Preferred Shares and 261,112 Series B-2 Preferred Shares
Cerulean Brook Limited	11,488,945 Series B-1 Preferred Shares and 2,611,124 Series B-2 Preferred Shares
INTERNET FUND IV PTE LTD.	32,247,379 Series A-2 Preferred Shares, 87,315,980 Series B-2 Preferred Shares and 226,297,396 Series C-2 Preferred Shares
Antfin (Hong Kong) Holding Limited	135,778,438 Series C-2 Preferred Shares
Ducati Investment Limited	36,207,583 Series C-2 Preferred Shares
CMC Downtown II Holdings Limited	71,828,809 Series D Preferred Shares
Juneberry Investment Holdings Limited	64,645,928 Series D Preferred Shares

EXHIBIT C

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Share Restriction Agreement between the undersigned (“Management Holding Company”) and PHOENIX TREE HOLDINGS LIMITED, an exempted company organized under the Laws of the Cayman Islands (the “Company”) dated             , (the “Agreement”), Management Holding Company hereby sells, assigns and transfers unto the Company                                   (        ) shares of the Ordinary Shares of the Company standing in Management Holding Company’s name on the Company’s books and represented by Certificate No.      , and does hereby irrevocably constitute and appoint                        to transfer said shares on the books of the Company with full power of substitution in the premises.  THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated:

Signature:

YIHAN HOLDINGS LIMITED

By:

Name: Gao Jing (高靖)

Capacity: Director

Address:

Fax:

Instruction:  Please do not fill in any blanks other than the signature line.  The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of any Management Holding Companies.

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Share Restriction Agreement between the undersigned (“Management Holding Company”) and PHOENIX TREE HOLDINGS LIMITED, an exempted company organized under the Laws of the Cayman Islands (the “Company”) dated             , (the “Agreement”), Management Holding Company hereby sells, assigns and transfers unto the Company                                   (        ) shares of the Ordinary Shares of the Company standing in Management Holding Company’s name on the Company’s books and represented by Certificate No.      , and does hereby irrevocably constitute and appoint                        to transfer said shares on the books of the Company with full power of substitution in the premises.  THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated:

Signature:

SHENGDUO HOLDINGS LIMITED

By:

Name: Cui Yan (崔岩)

Capacity: Director

Address:

Fax:

Instruction:  Please do not fill in any blanks other than the signature line.  The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of any Management Holding Companies.